Defined Contribution Plan, Pension and Other Post-Retirement Benefit Plans - Summary of Amounts Recognized Accumulated Other Comprehensive Income (Loss) (Detail) - Non-U.S. Pension Plan - Non-U.S. Pension Plan - USD ($)
$ in Thousands
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Defined Benefit Plan Disclosure [Line Items]
Net actuarial loss	$ 13,899	$ 14,165	$ 13,603
Prior service cost	538	572	618
Amount recognized in AOCI	$ 14,437	$ 14,737	$ 14,221